Exhibit 99.1

AMC Robotics Enters into Standby Equity Purchase Agreement to Provide up to $50 Million of Funding to Accelerate Commissioning of Its Robotic Manufacturing Facility

NEW YORK – September 18, 2026 – AMC Robotics Corporation (Nasdaq: AMCI) (“AMC Robotics” or the “Company”), an AI-driven robotics solutions provider, today announced it has entered into a $50 million standby equity purchase agreement (the “Agreement”). In connection with the Agreement, an institutional investor (the “Investor”) loaned the Company $3.88 million in exchange for convertible promissory notes (the “Notes”), to be funded in two tranches, subject to certain conditions. The net proceeds received under the terms of the Agreement are expected to fund the buildout and production line commissioning of the Company’s robotic manufacturing facility, targeted for completion by November 2026.

Pursuant to the Agreement, the Company has the right, but not the obligation, to issue and sell up to $50 million in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to certain conditions, including that a registration statement covering the resale of the Common Stock be filed and declared effective by the Securities and Exchange Commission (“SEC”). The Company cannot draw on the funds available under the Agreement, and the Common Stock may not be sold nor may offers to buy be accepted, prior to the time that the registration statement covering the resale of the Common Stock is declared effective by the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Notes will mature one year after the issuance date and may be repaid by issuing shares to the Investor at the lower of (i) $4.017 per share (the “Fixed Price”), or (ii) 92% of the lowest daily VWAP during the 5 consecutive trading days immediately preceding the payment date or other date of determination. The Company, in its sole discretion, has the right to prepay the Investor in cash, in whole or in part, any outstanding principal amount under the Notes prior to the Maturity Date, an amount equal to the amount being prepaid plus a prepayment premium equal to 6% of the outstanding principal amount being prepaid. While any amount remains outstanding under the Notes, Company-initiated advances are generally limited except if certain conditions are met under the Agreement, and the Investor may, in its sole discretion, deliver a notice requiring the Company to issue and sell Common Stock to the Investor in an amount up to, but not exceeding, the outstanding balance of the Notes. The Notes contain standard and customary terms and conditions for transactions of similar nature.

Sean Da, AMC Robotics’ Chief Executive Officer, stated, “The standby equity purchase agreement gives AMCI additional means and flexibility to raise capital on company-friendly terms, and represents an attractive cost of capital. Additionally, we expect that the advance through the issuance of the Notes will allow us to start production at our robotic manufacturing facility ahead of our original schedule. We now believe we are well-situated to raise capital in a cost-effective and accretive manner to penetrate the warehouse and industrial robotics market.”

For additional information about the transactions described in this press release, see the Company’s Current Report on Form 8-K, which will be filed promptly following the issuance of this press release and which can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

About AMC Robotics Corporation

AMC Robotics (Nasdaq: AMCI) is an AI-driven robotics company focused on developing intelligent, scalable hardware and software solutions. The Company’s quadruped robotic platform, Kyro™, enables industries to automate inspection, security, and operational tasks through autonomous mobility and AI-powered perception and its warehouse logistics sorting robot, NovaArm™ is designed to enhance operational efficiency, improve sorting accuracy, and reduce labor costs for warehouses and distribution centers, addressing the accelerating demand for automation across the U.S. logistics sector.

For more information, please visit www.amcx.ai.

Investors and Media Contact

Susan Xu

Alliance Advisors IR

E: AMCRoboticsIR@allianceadvisors.com

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation. These forward-looking statements are based on the Company’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including statements regarding the management’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the anticipated use of proceeds received under the terms of the Agreement . These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) challenges in opening operations in new jurisdictions, including but not limited to compliance with local ordinances, obtaining any necessary permits and regulatory oversight; (b) the ability to recognize the anticipated benefits of the new operations; (c) the outcome of any legal proceedings that may be instituted against the Company; (d) the ability to continue to meet the applicable stock exchange listing standards; (e) the ability to recognize the anticipated benefits of the transaction with AlphaVest, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations); (g) the possibility that AMC Robotics may be adversely affected by other economic, business, and/or competitive factors; (h) AMC Robotics’ estimates of expenses and profitability; (i) AMC Robotics’ ability to satisfy the conditions precedent to the use of the funds available under the terms of the Agreement on a timely basis, if at all; (j) buildout and production line commissioning of the Company’s robotic manufacturing facility and the corresponding target completion date; and (k) other risks and uncertainties indicated under “Risk Factors” contained in AMC Robotics’ Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed or to be filed with the SEC by AMC Robotics. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

The Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.